UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
July 30, 2004

Vitran Corporation Inc.

(Exact name of registrant as specified in its charter)

CANADA	000-26256	Not applicable

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

185 The West Mall, Suite 701, Toronto, Ontario, Canada	M9C 5L5

(Address of principal executive offices)	(Zip code)

416-596-7664

(Registrant’s telephone number, including area code)

Item 5.     Other Events

The Registrant amended its code of conduct for employees and directors and attached hereto as Exhibit 99.1 and 99.2 and is incorporated in its entirety by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VITRAN CORPORATION INC.
	By:	/s/ Kevin A. Glass
Date: July 30, 2004		Name:	Kevin A. Glass
		Title:	Vice President Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit
99.1	Code of Conduct for Employees
99.2	Code of Conduct for Directors